EXECUTION COPY

JOINDER AND FIRST AMENDMENT TO CREDIT AGREEMENT
THIS JOINDER AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 2, 2016 (this “Amendment”), to the Term Loan Agreement, dated as of March 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership (the “Borrower”), AMERICAN ASSETS TRUST, INC., a Maryland corporation (the “REIT”), the Lenders party thereto and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.17 thereof that any New Lender may extend an Incremental Term Loan subject to the approval of the Administrative Agent, by executing and delivering to the Administrative Agent documentation acceptable to the Administrative Agent subject to the other requirements of Section 2.17(c) of the Credit Agreement;
WHEREAS, the undersigned New Lender is not currently party to the Credit Agreement and now desires to provide an Incremental Term Loan in the amount of $50,000,000 on the date hereof, subject to the terms and conditions of this Amendment; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein.
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.New Lender. As of the date hereof following the effectiveness of this Amendment pursuant to Section 3 below, the undersigned New Lender agrees to extend an Incremental Term Loan in such amount as set forth on the New Lender’s signature page hereto. Upon the funding thereof, the Incremental Term Loan shall constitute a “Term Loan” under the Credit Agreement and the other Loan Documents for all purposes and shall have the same terms as, and be part of the same series as, the Term Loans funded on the Closing Date. The parties hereto hereby agree that as of the date hereof following the effectiveness of this Joinder Agreement pursuant to Section 2 below, the New Lender shall (a) be a party to the Credit Agreement and a "Lender" for all purposes of the Credit Agreement and the other Loan Documents and (b) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

2.Amendment to Credit Agreement. Effective as set forth in Section 3 below, the Credit Agreement is hereby amended (i) to include Wells Fargo Securities, LLC immediately after PNC Capital Markets LLC on the cover page of the Credit Agreement as an additional Joint Lead Arranger and Joint Bookrunner and (ii) to amend the definition of “Arrangers” now appearing in Section 1.01 of the Credit Agreement to insert the phrase “and Wells Fargo Securities, LLC” immediately after the phrase “PNC Capital Markets LLC” now appearing therein. As so amended, the Credit Agreement shall continue in full force and effect.

3.Conditions to Effectiveness. This Amendment shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.17 of the Credit Agreement, (b) the payment of all fees and expenses of the New Lender and the Administrative Agent required to be paid on or before the effectiveness of this Amendment and (c) receipt by the Administrative Agent of counterparts of this Joint Agreement duly executed and delivered by the Borrower, the Administrative Agent, the New Lender and the Required Lenders.

4.Officer’s Certificate. The Borrower hereby elects to increase the Facility and has delivered to the Administrative Agent a certificate signed by a Responsible Officer of the each Loan Party pursuant to Section 2.17(c)(i)(x) of the Credit Agreement, and a certificate signed by a Responsible Officer of the Borrower pursuant to Section 2.17(c)(i)(y) of the Credit Agreement substantially in the form attached hereto as Exhibit A.

5.Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.Reaffirmation. Each of the Borrower and REIT (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower or REIT arising under or pursuant to the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party and (ii) reaffirms its obligations under the Credit Agreement, the Guaranty Agreement and each and every other Loan Document to which it is a party.

7.Loan Document. This Amendment shall constitute a Loan Document.

8.Defined Terms. Capitalized terms defined in the Credit Agreement shall have their defined meanings when used herein.

9.Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts executed, and to be fully performed, in such State.

10.Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ WELLS FARGO BANK, NATIONAL ASSOCIATION

$50,000,000 Incremental Term Loan

Accepted and agreed to as of the date first written above:

AMERICAN ASSETS TRUST, L.P.
a Maryland limited partnership

By:	American Assets Trust, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ ERNEST RADY
Name:	Ernest Rady
Title:	President & CEO

By:	/s/ ROBERT F. BARTON
Name:	Robert F. Barton
Title:	EVP & CFO

AMERICAN ASSETS TRUST, INC.
a Maryland corporation

By:	/s/ ERNEST RADY
Name:	Ernest Rady
Title:	President & CEO

By:	/s/ ROBERT F. BARTON
Name:	Robert F. Barton
Title:	EVP & CFO

Accepted and agreed to as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ U.S. BANK NATIONAL ASSOCIATION

Accepted and agreed to as of the date first written above:

PNC BANK, NATIONAL ASSOCIATION,
as Syndication Lender and as a Lender

By:	/s/ PNC BANK, NATIONAL ASSOCIATION

EXHIBIT A
OFFICER’S CERTIFICATE

May 2, 2016

Reference is made to the Term Loan Agreement, dated as of March 1, 2016 (the “Term Loan Agreement”), among AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership (“Borrower”), AMERICAN ASSETS TRUST, INC., a Maryland corporation (“REIT”), with the institutions from time to time party thereto as Lenders, U.S. BANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent for itself and the other Lenders and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Syndication Agent. Capitalized terms used and not defined herein shall have the meaning given such terms in the Term Loan Agreement.
In accordance with Section 2.17(c) of the Term Loan Agreement, the undersigned Responsible Officer of REIT, in his capacity as such officer (and not in any individual capacity), hereby certifies on behalf of REIT, in its capacity as general partner of Borrower, that:
The conditions specified in Section 4.02 of the Term Loan Agreement to the funding of the Incremental Term Loan to be incurred on the date hereof have been satisfied.
Before and after giving effect to the Incremental Term Loan to be funded on the date hereof, (A) the representations and warranties contained in Article V of the Term Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects as of such date after giving effect to such qualification and (3) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Term Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Term Loan Agreement and (B) no Default exists.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth below.

AMERICAN ASSETS TRUST, L.P.

By: AMERICAN ASSETS TRUST, INC.
Its: General Partner

By: _________________________________
Robert F. Barton, EVP and CFO

Date: _______, 2016